VANGUARD
EQUITY INCOME
FUND

Semiannual Report - March 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                        [PHOTO]
John C. Bogle                                  John J. Brennan
Senior Chairman                                Chairman & CEO


CONTENTS
A MESSAGE TO OUR SHAREHOLDERS ..............       1

THE MARKETS IN PERSPECTIVE .................       3

REPORT FROM THE ADVISERS ...................       5

PORTFOLIO PROFILE ..........................       6

PERFORMANCE SUMMARY ........................       8

FINANCIAL STATEMENTS .......................       9


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

       Vanguard Equity Income Fund matched strides with a streaking bull market in stocks--and provided returns well in excess of its peers--during the six months ended March 31, 1998, the first half of the Fund's fiscal year.

       The adjacent table presents the six-month returns earned by the Fund and its two primary benchmarks, the average equity income fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index. As the table shows, the Equity Income Fund's +17.2% total return (capital change plus reinvested dividends) was one-third higher than that earned by the average competing fund and matched the S&P 500 Index's return.

---------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                         ----------------
                                          MARCH 31, 1998
---------------------------------------------------------
Vanguard Equity Income Fund                   +17.2%
---------------------------------------------------------
Average Equity Income Fund                    +12.9%
---------------------------------------------------------
S&P 500 Index                                 +17.2%
---------------------------------------------------------

       The Fund's return is based on an increase in net asset value from $22.28 per share on September 30, 1997, to $24.69 per share on March 31, 1998, with the latter figure adjusted for income dividends of $0.39 per share paid from net investment income and a distribution totaling $0.89 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. stock market flourished during the six months ended March 31 as the economy grew at a solid pace, consumers were ebullient, inflation remained dormant, and interest rates declined. Yields on longer-term bonds fell on balance by nearly 50 basis points (0.50 percentage point), with the 30-year U.S. Treasury bond's yield closing the period at 5.93%. Yields on three-month U.S. Treasury bills were fairly stable during the period, ending at 5.12% on March 31, 1998.

       Stocks stumbled early in the fiscal year amid concerns that Asian economic problems would seriously dent the U.S. economy and corporate earnings. But the decline was brief; after a negative return of -3.3% in October, the S&P 500 Index chalked up gains in each of the five following months.

       Gains were biggest for large-capitalization stocks. The S&P 500, which is dominated by large-cap stocks, advanced +17.2%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, earned +10.0%. The growth-stock component of the S&P 500 gained +20.3%, versus +14.0% for the value component.

       Your Fund benefited in comparison with competitors and the S&P 500 Index from its emphasis on utility stocks. Utility stocks, which accounted for about one-quarter of your Fund's assets during the period, gained 36.6%, making them the market's strongest sector in the half-year. Your Fund's strategy of investing in stocks whose dividend yields are relatively high compared with their own past levels and the overall market's yield virtually requires a strong commitment to utilities and the avoidance of technology stocks, many of which don't pay dividends at all. Our light stake (0.9% on average) in technology stocks helped during the period, when tech stocks were among the market's laggards with a return of 5.4%.

       Investing in utility stocks and other relatively high-yielding issues makes the Fund somewhat sensitive to fluctuations in interest rates, a characteristic that works in our favor when interest rates are declining, as during the half-year, but works against us when rates are rising (as in 1994, for example).

       Our low cost is a consistent aid versus competitors, most of which charge heavy expenses. Our expense ratio--equal to 0.42% of net assets on an annual basis--is nearly 1 percentage point below the 1.40% expense ratio charged by the average equity income fund. Of course, even our low cost is a disadvantage versus the Index, which exists only on paper and incurs no operating costs.

       The Index also is always fully invested, while the typical mutual fund holds a small cash reserve, which over the long term serves as a drag on returns. To avoid this drag, your Fund began in January to invest in equity index futures contracts to give its cash pool the performance of common stocks. This practice enables the Fund to simulate full investment in stocks while maintaining a cash pool of about 5% of assets to meet share redemptions. This change should improve returns over the long run, although it also is expected to slightly increase the Fund's share-price fluctuations.

       As you know, your Fund uses three investment advisers to select stocks. The table below shows the allocation to each adviser as of March 31, 1998. The allocations changed little during the half year.

--------------------------------------------------------------------
                                                TOTAL ASSETS MANAGED
                                                AS OF MARCH 31, 1998
                                               ---------------------
                                               $ MILLION     PERCENT
--------------------------------------------------------------------
Newell Associates                                $1,544        62%
John A. Levin & Company, Inc.                       408        16
Spare, Kaplan, Bischel & Associates                 406        16
Cash Reserves*                                      152         6
--------------------------------------------------------------------
TOTAL                                            $2,510       100%
--------------------------------------------------------------------

*Index futures are used so that the performance of cash reserves mimics that of common stocks. Each adviser also may maintain a modest cash reserve.

       Newell Associates has served as adviser for the Fund since its inception, and we congratulate the Newell team on the Fund's tenth anniversary, which was reached on March 21, ten days before the end of the period. On behalf of our fellow shareholders, we thank all of our advisers for their work.

IN SUMMARY

For nearly 16 years--more than the entire lifetime of Vanguard Equity Income Fund--the U.S. stock market has experienced a bull market that is without precedent. Returns over this period--and during the six-month period just concluded--have been nearly twice the average long-term return of about 11% a year from common stocks. While investors have good reason to celebrate such remarkable returns, we believe they also should be aware of the risks that are part of investing in stocks. Investors must be able and willing to withstand these risks--which are substantial--in order to reap the rewards of owning stocks. We recommend a balanced portfolio consisting of stock funds, bond funds, and money market investments in proportions suitable for each investor's goals and circumstances as a time-tested vessel for staying the course toward your financial goals.

/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

John C. Bogle                                            John J. Brennan
Senior Chairman                                          Chairman and
April 14, 1998                                           Chief Executive Officer

THE MARKETS IN PERSPECTIVE
Six Months Ended March 31, 1998

The U.S. stock and bond markets benefited from a favorable, if rare, combination of influences during the fiscal half-year ended March 31. Economic growth was strong, inflationary forces were weak, interest rates were subdued, and consumers were in an upbeat mood.

       Asia's economic troubles--currency and banking crises afflicted several nations--created anxiety and were largely blamed for a slump in stock prices during October, when the S&P 500 Index declined by 7% in a single day. However, a drumbeat of good news from the domestic economy soon restored the spring to the markets' step. Economic growth continued to be robust. The U.S. economy expanded at a 3.7% rate in the October-December quarter, job growth was rapid, and the nation's unemployment rate was 4.7% in March. Despite the strong growth, inflation was a virtual no-show, as consumer prices rose only 0.6% during the half-year and were up a mere 1.4% for the 12 months ended March 31. Prices were generally held in check by falling oil prices, improved productivity, and a strengthening of the U.S. dollar, which has substantially reduced the prices of imported products and materials. The combination of plentiful jobs and low inflation helped to raise the spirits of consumers, whose spending is the biggest force in the economy.

U.S. EQUITY MARKETS

Spirits were also high among investors in U.S. stocks, and they powered the market averages to yet another impressive gain. The big blue chip stocks led the advance, as the S&P 500 Index provided a total return of 17.2% during the six months. Smaller stocks, as represented by the Russell 2000 Index, returned 6.4%.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                PERIODS ENDED MARCH 31, 1998
                                             -----------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             17.2%        48.0%        22.4%
   Russell 2000 Index                         6.4         42.0         17.7
   MSCI EAFE Index                            5.9         18.9         12.2
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                4.5%        12.0%         6.9%
   Lehman 10-Year Municipal Bond Index        3.7         10.4          7.0
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                3.1          5.3          4.8
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       0.6%         1.4%         2.5%
--------------------------------------------------------------------------------

*Annualized.

       Two key underpinnings of the stock market are corporate earnings and interest rates. Investors hold stocks as long-term investments because they expect the underlying earnings to grow over time, thereby making each share of stock more valuable. Interest rates affect stocks in two ways. First, the current level of interest rates represents the return an investor could get by holding fixed-income securities instead of stocks. Second, the level of interest rates reflects market expectations about inflation.

       During the fiscal half-year, stock prices benefited from a moderate decline in long-term interest rates and the low inflation rate. The news concerning corporate earnings was more ambiguous. Security analysts' expectations about earnings of stocks in the S&P 500

Index began to decline in November and have continued to do so. However, analysts still are forecasting gains in the high single digits for overall profits in 1998. Despite the so-so news on profits, stock prices generally advanced.

       The best-performing market sectors during the six months appeared to benefit from a combination of factors. One of these was concern about how much Asia's economic troubles would affect the profits of U.S. companies. Another was the confidence demonstrated by U.S. consumers, who continued to spend freely. Primary beneficiaries of these influences were sectors unlikely to be affected much by foreign competitors: utilities (which gained an extraordinary 36.6% for the six months), health care (up 28.2%), and consumer staples (up 20.6%).

       The sectors that lagged were those considered to be particularly vulnerable to price-cutting by foreign competition or to a downturn in demand caused by slower economic growth. This group included oil service and exploration companies (down 4.4%), integrated oil companies (up only 2.0%), and the materials & processing, technology, and producer-durables groups (up, respectively, by 4.3%, 5.4%, and 6.4%).

U.S. FIXED-INCOME MARKETS

Inflation--the enemy of the fixed-income investor--was extraordinarily well-behaved during the first half of the fiscal year. Consequently, bond prices rose and the total return of the Lehman Brothers Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 4.5% return for the six months, bringing its return over the past 12 months to 12.0%, a phenomenal inflation-adjusted return of more than 10%. The yield on the benchmark 30-year U.S. Treasury bond declined from 6.40% on September 30, 1997, to 5.93% on March 31.

       Short-term interest rates were nearly unchanged, reflecting the stable monetary policy of the Federal Reserve Board, whose policymakers seem to have taken a "wait and see" approach to the question of how significantly the Asian financial crisis will affect the U.S. economy.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets generally rose during the first half of fiscal 1998, while most Asian markets declined. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 5.9% in U.S. dollar terms. The Index returned 10.7% in local currency terms, but this was cut nearly in half for U.S. investors by the dollar's strength (the U.S. currency gained against every other key currency except the British pound).

       The bull market in Europe was even more powerful than that on Wall Street. European stocks returned more than 23% in local currency terms, which translated to gains of 20.4% for the MSCI Europe Index in dollar terms. Stocks were buoyed by signs that economic growth is accelerating throughout Europe and by progress toward the planned adoption of a single European currency later in 1998.

       The Pacific was a world away, economically as well as geographically, from Europe. Although the emerging markets in Asia (Malaysia, Thailand, South Korea) rebounded from their lows reached in late 1997, the overall downturn in Pacific stocks was nearly as pronounced as the European upturn. Japan, the Pacific Rim's largest market, returned -18.0%, and Hong Kong was hit even harder (-28.1%). The Tokyo market was beset by fears about the soundness of Japan's banking system and skepticism about the will and ability of Japan's government to deal with the nation's financial problems.

REPORT FROM THE ADVISERS


The stock market extended its powerful rise during the six months ended March 31, 1998, and Vanguard Equity Income Fund participated fully. Our 17.2% return matched that of the S&P 500 Index and was well ahead of the 12.9% return achieved by the average equity income fund.

       The star performers for the Fund were regional telephone companies, whose returns during the period were double that of the Index. These companies have produced unexpectedly strong earnings, partly because they have yet to be seriously affected by deregulation and increased competition. Other important contributors to the Fund's return during the first half of fiscal 1998 were banking, health care, automotive, and electric utility stocks.

       Because of fears that deregulation would deal them a heavy blow, electric utilities had been investment outcasts until late in 1997, when interest in the group revived. Many utilities have made good progress in preparing themselves for a competitive environment, and we believe that many investors continue to underestimate their value.

           The Fund's biggest disappointments were petroleum stocks, which suffered from declining oil prices and expectations that weak economic growth in Asia would keep oil demand and prices depressed. But oil companies generally have strong balance sheets and their stocks offer attractive yields. Our petroleum holdings provide something of a hedge against any unexpected pickup in inflation.

       The overall stock market is richly valued, as share prices have risen far faster than corporate earnings. Traditional indicators of value, including price/earnings ratios and dividend yields, suggest that the market is extended. Certainly, there is little room for any adverse developments.

       Although many sophisticated arguments are made to explain the stock market's amazing ascent, the most important reason is simply that there is a lot of money pouring into it. It is not just baby boomers saving for retirement who are responsible. Nor is this purely a U.S. phenomenon. Around the globe, and notably in Asia, government policies designed to stimulate local economies have created investment opportunities for enormous amounts of capital. As this flood of money sloshes around the world, it is bound to drive one market or another to speculative excess. At the moment, the U.S. stock market is a key destination.

       No one can say how all of this will end. For years, rumors of the bull market's imminent demise have turned out to be greatly exaggerated. However, it does not seem totally rash to say that the market's pace during the first three months of 1998, when the S&P 500 Index rose 13.9%, will not be sustained for long. One ancient adage may still hold true: Trees do not grow to the sky.

Newell Associates
John A. Levin & Company, Inc.
Spare, Kaplan, Bischel & Associates

April 14, 1998


INVESTMENT PHILOSOPHY

The advisers believe that a portfolio made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

PORTFOLIO PROFILE
Equity Income Fund


This Profile provides a snapshot of the Fund's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                             EQUITY INCOME         S&P 500
-----------------------------------------------------------
Number of Stocks                       161             500
Median Market Cap                   $21.9B          $41.7B
Price/Earnings Ratio                 20.6x           24.5x
Price/Book Ratio                      3.4x            4.6x
Yield                                 2.6%            1.4%
Return on Equity                     18.5%           20.7%
Earnings Growth Rate                  9.6%           17.2%
Foreign Holdings                      2.2%            1.9%
Turnover Rate                         21%*              --
Expense Ratio                       0.42%*              --
Cash Reserves                         1.1%              --

*Annualized.


INVESTMENT FOCUS
------------------------------------------------------------
[GRAPHIC]

VOLATILITY MEASURES
------------------------------------------------------------
                             EQUITY INCOME         S&P 500
------------------------------------------------------------
R-Squared                             0.86            1.00
Beta                                  0.70            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------
Bell Atlantic Corp.                                2.8%
Bristol-Myers Squibb Co.                           2.3
Philip Morris Cos., Inc.                           2.1
Exxon Corp.                                        2.0
GTE Corp.                                          1.9
Atlantic Richfield Co.                             1.8
U S WEST Communications Group                      1.8
Chevron Corp.                                      1.8
Texaco Inc.                                        1.8
American Home Products Corp.                       1.7
------------------------------------------------------------
Top Ten                                           20.0%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------
                                              MARCH 31, 1997        MARCH 31, 1998
                                           ---------------------------------------------
                                              EQUITY INCOME    EQUITY INCOME   S&P 500
                                           ---------------------------------------------
Auto & Transportation .............                 2.6%           3.4%           3.6%
Consumer Discretionary ............                 5.5            7.2           10.0
Consumer Staples ..................                10.0            7.7           10.9
Financial Services ................                18.3           19.3           17.9
Health Care .......................                11.4            9.8           11.7
Integrated Oils ...................                15.2           13.8            6.7
Other Energy ......................                 0.2            0.1            1.2
Materials & Processing ............                 6.3            6.7            5.6
Producer Durables .................                 1.9            2.2            4.1
Technology ........................                 1.1            1.0           12.0
Utilities .........................                24.6           26.1           10.7
Other .............................                 2.9            2.7            5.6
----------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

EQUITY INCOME FUND

TOTAL INVESTMENT RETURNS: MARCH 21, 1988-MARCH 31, 1998
------------------------------------------------------------
                 EQUITY INCOME FUND              S&P 500
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1988         5.8%       2.5%         8.3%         3.2%
1989        23.8        5.0         28.8         33.0
1990       -20.5        4.3        -16.2         -9.2
1991        18.0        8.5         26.5         31.2
1992         6.4        5.9         12.3         11.1
1993        14.1        5.1         19.2         13.0
1994        -6.5        4.3         -2.2          3.7
1995        19.8        5.0         24.8         29.7
1996        14.2        4.0         18.2         20.3
1997        30.0        4.2         34.2         40.4
1998*       15.3        1.9         17.2         17.2
------------------------------------------------------------

*Six months ended March 31, 1998.

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                               ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                               3/21/1988      41.34%      19.74%        11.30%        5.14%      16.44%
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
March 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
EQUITY INCOME FUND                             SHARES          (000)
--------------------------------------------------------------------
COMMON STOCKS (91.0%)(1)
--------------------------------------------------------------------
AUTO & TRANSPORTATION (3.0%)
   Chrysler Corp.                            105,500       $   4,385
   Ford Motor Co.                            387,200          25,095
   General Motors Corp.                       87,300           5,887
   Genuine Parts Co.                         394,250          15,031
   Norfolk Southern Corp.                    221,000           8,260
   Union Pacific Corp.                       244,400          13,731
-  US Airways Group, Inc.                     57,790           4,284
                                                           ---------
                                                              76,673
                                                           ---------
CONSUMER DISCRETIONARY (6.6%)
   Black & Decker Corp.                      162,100           8,601
   Browning-Ferris Industries, Inc.           59,800           1,951
   Deluxe Corp.                              199,500           6,571
   Eastman Kodak Co.                         174,650          11,330
   Fortune Brands, Inc.                      679,400          27,091
   IKON Office Solutions, Inc.               217,100           7,504
-  Kmart Corp.                               509,200           8,497
   May Department Stores Co.                 310,500          19,717
   The McGraw-Hill Cos., Inc.                111,200           8,458
   J.C. Penney Co., Inc.                     473,500          35,838
   Reader's Digest Assn., Inc.
     Class A                                 109,200           2,983
   Tribune Co.                               148,000          10,434
   Wal-Mart Stores, Inc.                      80,700           4,101
   Waste Management Inc.                     128,100           3,947
   Whirlpool Corp.                            99,900           6,849
-  Woolworth Corp.                            31,300             783
                                                           ---------
                                                             164,655
                                                           ---------
CONSUMER STAPLES (7.0%)
   Anheuser-Busch Cos., Inc.                 412,800          19,118
   The Clorox Co.                            124,000          10,625
   Gallaher Group PLC ADR                    342,800           7,413
   General Mills, Inc.                       321,300          24,419
   H.J. Heinz Co.                            205,100          11,973
   International Flavors &
     Fragrances, Inc.                        312,100          14,708
   Kellogg Co.                               191,800           8,271
   Philip Morris Cos., Inc.                1,262,650          52,637
   The Quaker Oats Co.                       185,700          10,631
   Ralston-Ralston Purina Group               31,300           3,318
   UST, Inc.                                 406,900          13,122
                                                           ---------
                                                             176,235
                                                           ---------
FINANCIAL SERVICES (17.6%)
   Ace, Ltd.                                 259,500           9,780
   American General Corp.                    449,818          29,097
   Banc One Corp.                            428,753          27,119
   Bankers Trust New York Corp.              152,700          18,372
   Beneficial Corp.                           20,800           2,586
   H & R Block, Inc.                         184,000           8,752
   Citicorp                                   25,900           3,678
   CoreStates Financial Corp.                222,000          19,925
   The Dun & Bradstreet Corp.                437,900          14,971
   EXEL Ltd.                                  92,500           7,169
   First Chicago NBD Corp.                   183,500          16,171
   First Data Corp.                          333,200          10,829
   First Union Corp.                         331,600          18,818
   Fleet Financial Group, Inc.               160,100          13,619
   KeyCorp                                   292,800          11,072
   Lincoln National Corp.                    311,000          26,396
   Marsh & McLennan Cos., Inc.               215,200          18,790
   Mellon Bank Corp.                         419,000          26,607
   J.P. Morgan & Co., Inc.                   173,500          23,303
   NationsBank Corp.                         550,018          40,117

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
EQUITY INCOME FUND                            SHARES           (000)
--------------------------------------------------------------------
   PartnerRe Ltd.                             86,000       $   4,225
   PNC Bank Corp.                            353,400          21,182
   SAFECO Corp.                              260,000          14,211
   St. Paul Cos., Inc.                        69,000           6,150
   TIG Holdings, Inc.                        206,600           5,436
   U.S. Bancorp                               79,183           9,878
   Wachovia Corp.                            149,600          12,688
   Washington Mutual, Inc.                   288,540          20,694
                                                           ---------
                                                             441,635
                                                           ---------
HEALTH CARE (9.0%)
   Aetna Inc.                                100,100           8,352
   American Home Products Corp.              457,600          43,643
   Baxter International, Inc.                110,500           6,091
   Bristol-Myers Squibb Co.                  542,000          56,537
   Glaxo Wellcome PLC ADR                    394,400          21,347
   Eli Lilly & Co.                           209,000          12,462
   Merck & Co., Inc.                         167,800          21,541
   Pfizer, Inc.                              100,100           9,979
   Pharmacia & Upjohn, Inc.                  891,925          39,022
   Warner-Lambert Co.                         35,000           5,961
                                                           ---------
                                                             224,935
                                                           ---------
INTEGRATED OILS (12.6%)
   Amerada Hess Corp.                         64,400           3,755
   Amoco Corp.                               406,800          35,137
   Atlantic Richfield Co.                    583,900          45,909
   Chevron Corp.                             558,300          44,838
   Equitable Resources, Inc.                  42,500           1,413
   Exxon Corp.                               730,400          49,393
   Mobil Corp.                               474,300          36,343
   Phillips Petroleum Co.                    259,200          12,944
   Royal Dutch Petroleum Co. ADR             358,600          20,373
   Texaco Inc.                               735,200          44,296
   USX-Marathon Group                        272,000          10,234
   Unocal Corp.                              280,000          10,832
                                                           ---------
                                                             315,467
                                                           ---------
OTHER ENERGY (0.1%)
-  Oryx Energy Co.                            90,200           2,345
                                                           ---------

MATERIALS & PROCESSING (6.0%)
   ARCO Chemical Co.                         123,700           5,860
   Allegheny Teledyne Inc.                   298,800           8,310
   BetzDearborn Inc.                          21,700           1,225
   Dow Chemical Co.                          372,400          36,216
   E.I. du Pont de Nemours & Co.             244,400          16,619
   Eastman Chemical Co.                      180,700          12,186
-  Getchell Gold Corp.                       130,700           2,728
   International Paper Co.                   155,500           7,279
   Kimberly-Clark Corp.                      128,400           6,436
   Lubrizol Corp.                            174,600           6,722
-  Owens-Illinois, Inc.                       61,700           2,668
   Phelps Dodge Corp.                         41,000           2,647
   Potlatch Corp.                            193,400           8,328
   Union Camp Corp.                          234,400          14,005
   Weyerhaeuser Co.                          333,300          18,831
   Witco Chemical Corp.                       73,400           2,890
                                                           ---------
                                                             152,950
                                                           ---------
PRODUCER DURABLES (2.0%)
   Emerson Electric Co.                      115,400           7,523
   Honeywell, Inc.                            60,200           4,978
   Lockheed Martin Corp.                     100,300          11,284
   Pitney Bowes, Inc.                        196,100           9,842
   Thomas & Betts Corp.                      139,800           8,947
   United Technologies Corp.                  83,400           7,699
                                                           ---------
                                                              50,273
                                                           ---------
TECHNOLOGY (1.0%)
   Electronic Data Systems Corp.             111,478           5,114
   International Business
     Machines Corp.                          106,100          11,021
   Rockwell International Corp.              135,600           7,780
                                                           ---------
                                                              23,915
                                                           ---------
UTILITIES (23.7%)
   AT&T Corp.                                639,600          41,974
   Allegheny Energy, Inc.                    463,700          15,563
   Ameren Corp.                              307,500          12,953
   Ameritech Corp.                           799,100          39,505
   Baltimore Gas & Electric Co.              380,150          12,426
   Bell Atlantic Corp.                       681,988          69,904
   BellSouth Corp.                           295,700          19,978
   Central & South West Corp.                422,600          11,305
   Consolidated Edison Inc.                  170,700           7,980
   Consolidated Natural Gas Co.              390,100          22,504
   Dominion Resources, Inc.                  162,300           6,817
   Duke Energy Corp.                         330,000          19,656
   Edison International                      463,100          13,603
   Energy Group PLC ADR                       20,350           1,146
   Enova Corp.                               128,200           3,582
   FPL Group, Inc.                           115,400           7,414
   Florida Progress Corp.                    130,200           5,428
   GTE Corp.                                 783,000          46,882
   KeySpan Energy Corp.                       67,600           2,455
   Long Island Lighting Co.                  388,700          12,244
   New Century Energies, Inc.                 71,900           3,622
   NICOR, Inc.                               272,200          11,500
   Northern States Power Co.                 132,700           7,829
   OGE Energy Corp.                          197,300          11,419
   PP&L Resources Inc.                       234,000           5,528
   Pacific Enterprises                       317,500          12,958
   PacifiCorp                                573,400          14,120
   Potomac Electric Power Co.                627,400          15,724
   Public Service Enterprise
     Group, Inc.                             176,600           6,689
   SBC Communications Inc.                   587,538          25,631
   SCANA Corp.                               190,600           5,897
   Southern Co.                              486,100          13,459
   Southern New England
     Telecommunications Corp.                 23,600           1,707
   TECO Energy, Inc.                         214,900           6,071
   Texas Utilities Co.                       336,500          13,229
   U S WEST Communications
     Group                                   819,050          44,843
-  U S WEST Media Group                      166,100           5,772
   Western Resources, Inc.                    64,800           2,770
   Wisconsin Energy Corp.                    449,600          13,797
                                                           ---------
                                                             595,884
                                                           ---------
OTHER (2.4%)
   Federal Signal Corp.                      225,200           5,123
   General Electric Co.                      216,200          18,634

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                              SHARES           (000)
--------------------------------------------------------------------
   Minnesota Mining &
     Manufacturing Co.                       335,350       $  30,580
   Ogden Corp.                               181,400           5,215
                                                           ---------
                                                              59,552
                                                           ---------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,376,279)                                       2,284,519
--------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.4%)
--------------------------------------------------------------------
   AirTouch Communications, Inc.
     6.00% Cvt. Pfd.                         140,000           5,775
+  Cendant Corp.
     7.50% Cvt. Pfd.                          58,400           3,037
   Globalstar Telecommunications Ltd.
     6.50% Cvt. Pfd.                          76,100           8,010
   Host Marriott Corp.
     6.75% Cvt. Pfd.                          75,000           4,284
   Loral Space & Communications Ltd.
     6.00% Cvt. Pfd.                          90,000           6,784
   Premier Parks Inc.
     7.50% Cvt. Pfd.                          52,700           3,057
   Union Pacific Capital Trust
     6.25% Cvt. Pfd.                          77,300           4,107
--------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $25,529)                                            35,054
--------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                               (000)
--------------------------------------------------------------------
CONVERTIBLE BONDS (0.2%)
--------------------------------------------------------------------
Hewlett-Packard Co.
   0.00%, 10/14/2017                        $  8,500           4,521
National Semiconductor
   6.50%, 10/1/2002                            1,590           1,530
--------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (COST $6,374)                                               6,051
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.5%)
--------------------------------------------------------------------
U.S. TREASURY BILL
(2)5.107%, 4/30/1998                           6,000           5,974
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.97%, 4/1/1998                           181,019         181,019
--------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $186,994)                                           186,993
--------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $1,595,176)                                       2,512,617
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------
Other Assets--Note C                                      $   14,941
Liabilities                                                  (17,290)
                                                          ----------
                                                              (2,349)
--------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------
Applicable to 101,671,633 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                      $2,510,268
====================================================================
NET ASSET VALUE PER SHARE                                     $24.69
====================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

+New issue that has not paid a dividend as of March 31, 1998.

ADR--American Depositary Receipt.

(1) The combined market value of common stocks, convertible preferred stocks, and futures contracts represents 98.6% of net assets.

(2) Security segregated as initial margin for open futures contracts.

----------------------------------------------------------------
  AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                          AMOUNT             PER
                                           (000)           SHARE
----------------------------------------------------------------
  Paid in Capital--Note A             $1,542,442          $15.17
  Undistributed Net Investment
    Income--Notes A and D                    280              --
  Accumulated Net
    Realized Gains--Note D                45,299             .45
  Unrealized Appreciation--Note E
    Investment Securities                917,441            9.02
    Futures Contracts                      4,806             .05
----------------------------------------------------------------
  NET ASSETS                          $2,510,268          $24.69
================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------
                                                 EQUITY INCOME FUND
                                    SIX MONTHS ENDED MARCH 31, 1998
                                                              (000)
-------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                             $ 29,732
     Interest                                                 4,510
                                                           --------
          Total Income                                       34,242
                                                           --------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                           1,701
          Performance Adjustment                               (169)
     The Vanguard Group--Note C
          Management and Administrative                       2,566
          Marketing and Distribution                            243
     Taxes (other than income taxes)                             78
     Custodian Fees                                              22
     Auditing Fees                                                8
     Shareholders' Reports                                       32
     Annual Meeting and Proxy Costs                              21
     Directors' Fees and Expenses                                 2
                                                           --------
          Total Expenses                                      4,504
          Expenses Paid Indirectly--Note C                     (123)
                                                           --------
          Net Expenses                                        4,381
-------------------------------------------------------------------
NET INVESTMENT INCOME                                        29,861
-------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                              40,652
     Futures Contracts                                       12,954
-------------------------------------------------------------------
REALIZED NET GAIN                                            53,606
-------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                  265,954
     Futures Contracts                                        4,806
-------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            270,760
-------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $354,227
===================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------
                                                                           EQUITY INCOME FUND
                                                                  ---------------------------------
                                                                      SIX MONTHS               YEAR
                                                                           ENDED              ENDED
                                                                   MAR. 31, 1998      SEP. 30, 1997
                                                                           (000)              (000)
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                           $    29,861        $    52,021
     Realized Net Gain                                                    53,606             87,674
     Change in Unrealized Appreciation (Depreciation)                    270,760            330,068
                                                                  ---------------------------------
          Net Increase in Net Assets Resulting from Operations           354,227            469,763
                                                                  ---------------------------------
DISTRIBUTIONS
     Net Investment Income                                               (36,285)           (51,653)
     Realized Capital Gain                                               (78,881)           (43,397)
                                                                  ---------------------------------
          Total Distributions                                           (115,166)           (95,050)
                                                                  ---------------------------------
NET EQUALIZATION CREDITS--Note A                                              --              2,336
                                                                  ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                              378,551            438,790
     Issued in Lieu of Cash Distributions                                104,168             85,052
     Redeemed                                                           (159,522)          (262,262)
                                                                  ---------------------------------
          Net Increase from Capital Share Transactions                   323,197            261,580
---------------------------------------------------------------------------------------------------
     Total Increase                                                      562,258            638,629
---------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                               1,948,010          1,309,381
                                                                  ---------------------------------
     End of Period                                                   $ 2,510,268        $ 1,948,010
===================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                               16,586             22,366
     Issued in Lieu of Cash Distributions                                  4,695              4,493
     Redeemed                                                             (7,059)           (13,431)
                                                                  ---------------------------------
          Net Increase in Shares Outstanding                              14,222             13,428
===================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

       The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           EQUITY INCOME FUND
                                                                                           YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED      -------------------------------------------------------------
THROUGHOUT EACH PERIOD                            MARCH 31, 1998        1997           1996          1995          1994        1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $22.28      $17.69         $15.65        $13.16        $14.62      $12.81
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                   .32         .64            .63           .60           .59         .59
     Net Realized and Unrealized Gain (Loss)
          on Investments                                    3.37        5.17           2.18          2.56          (.92)       1.81
                                                          -------------------------------------------------------------------------
          Total from Investment Operations                  3.69        5.81           2.81          3.16          (.33)       2.40
                                                          -------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                   (.39)       (.64)          (.60)         (.58)         (.61)       (.59)
     Distributions from Realized Capital Gains              (.89)       (.58)          (.17)         (.09)         (.52)         --
                                                          -------------------------------------------------------------------------
          Total Distributions                              (1.28)      (1.22)          (.77)         (.67)        (1.13)       (.59)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $24.69      $22.28         $17.69        $15.65        $13.16      $14.62
===================================================================================================================================

TOTAL RETURN                                              17.23%      34.17%         18.22%        24.77%        -2.19%      19.17%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $2,510      $1,948         $1,309          $967          $901      $1,106
     Ratio of Total Expenses to
          Average Net Assets                              0.42%*       0.45%          0.42%         0.47%         0.43%       0.40%
     Ratio of Net Investment Income to
          Average Net Assets                              2.79%*       3.25%          3.69%         4.27%         4.41%       4.39%
     Portfolio Turnover Rate                                21%*         22%            21%           31%           18%         15%
     Average Commission Rate Paid                         $.0587      $.0599         $.0598           N/A           N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

       2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. EQUALIZATION: Prior to October 1997, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed income per share was unaffected by capital share transactions. As of October 1, 1997, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $18,182,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

       4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       5. FUTURES: The Fund uses S&P 500 Index and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates; Spare, Kaplan, Bischel & Associates; and John A. Levin & Co., Inc., provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Spare, Kaplan, Bischel & Associates is subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; the basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance relative to the S&P 500 Index.

       The Vanguard Group manages the cash reserves of the Fund on an at-cost basis.

       For the six months ended March 31, 1998, the aggregate advisory fee represented an effective annual basic rate of 0.16% of the Fund's average net assets before a decrease of $169,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At March 31, 1998, the Fund had contributed capital of $140,000 to Vanguard (included in Other Assets), representing 0.7% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

       Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended March 31, 1998, these arrangements reduced the Fund's expenses by $123,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended March 31, 1998, the Fund purchased $403,042,000 of investment securities and sold $210,753,000 of investment securities other than temporary cash investments. Gains of $9,250,000 on securities held for less than one year are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At March 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $917,441,000, consisting of unrealized gains of $919,448,000 on securities that had risen in value since their purchase and $2,007,000 in unrealized losses on securities that had fallen in value since their purchase.

       At March 31, 1998, the aggregate settlement value of open futures contracts expiring in June 1998 and the related unrealized appreciation were:

         -------------------------------------------------------------------------------------------------------------
                                                                                                  (000)
                                                                                   ------------------------------------
                                                                                   AGGREGATE
                                                              NUMBER OF            SETTLEMENT              UNREALIZED
         FUTURES CONTRACTS                                 LONG CONTRACTS            VALUE                 APPRECIATION
         -------------------------------------------------------------------------------------------------------------
         S&P 500 Index                                           368                $102,166                 $3,239
         S&P Midcap 400 Index                                    289                  53,964                  1,567
         -------------------------------------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                            VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS

Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

Q652-3/1998

(C) 1998 Vanguard Marketing
    Corporation, Distributor



[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.